Exhibit 4.1

COMMON STOCK		COMMON STOCK
COWEN AND COMPANY
COWN

Cowen Group, Inc.
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ		CUSIP 223621 10 3 SEE REVERSE FOR CERTAIN DEFINITIONS
Incorporated under the laws of the State of Delaware

THIS CERTIFIES THAT

is the owner of

FULLY-PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF COWEN GROUP, INC.

(hereinafter called the "Company"), transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate property endorsed. This certificate is not valid until contersigned by the Transfer Agent and registered by the Registrar.

Witness, the seal of the Company and the signatures of its duly authorized officers.

Dated

Cowen Group, Inc. Corporate
Delaware SEAL
CHAIRMAN AND CHIEF EXECUTIVE OFFICER		TREASURER

COUNTERSIGNED AND REGISTERED:

                COMPUTERSHARE TRUST COMPANY, N.A.
                                                                                TRANSFER AGENT
                                                                                  AND REGISTRAR,

BY:          /s/ Stephen Cesso

                                                                AUTHORIZED SIGNATURE

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN CON	—	as tenants in common	UNIF GIFT MIN ACT	—	Custodian (Cust) (Minor) under Uniform Transfers/Gifts to Minors Act (State)
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                     hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
of the capital stock represented by the Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the Corporation with fulll power of substitution in the premises.
Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15